J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Inflation Managed Bond ETF

JPMorgan International Research Enhanced Equity ETF

JPMorgan Market Expansion Enhanced Equity ETF

JPMorgan Realty Income ETF

(each, a “Fund” and collectively, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated December 6, 2021

to the Current Prospectuses and Statements of Additional Information

Each Fund’s shares currently are not being offered to the public, nor have they been approved for listing on any exchange. The Funds are newly-organized series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”) that have been created in connection with the proposed, but not yet board-approved, conversion of the following four mutual funds (each, a “Predecessor Fund”) into exchange-traded funds, which would be effected through the reorganization of each Predecessor Fund into the corresponding Fund (each such reorganization, a “Reorganization”).

Predecessor Fund	Fund
JPMorgan Inflation Managed Bond Fund, a series of JPMorgan Trust I (“Trust I”)	JPMorgan Inflation Managed Bond ETF
JPMorgan International Research Enhanced Equity Fund, a series of JPMorgan Trust II (“Trust II”)	JPMorgan International Research Enhanced Equity ETF
JPMorgan Market Expansion Enhanced Index Fund, a series of Trust II	JPMorgan Market Expansion Enhanced Equity ETF
JPMorgan Realty Income Fund, a series of Undiscovered Managers Funds (“UMF”)	JPMorgan Realty Income ETF

It is currently anticipated that, at a meeting scheduled to be held in early 2022, the boards of ETF Trust, Trust I, Trust II and UMF (the “Boards”) will consider the approval of the Reorganizations. If the Reorganizations are approved by the Boards, they will not require shareholder approval prior to consummation.

If the Reorganizations are approved by the Boards and consummated, each Predecessor Fund will be considered the accounting survivor of each corresponding Reorganization, and accordingly, certain performance, financial highlights and other information relating to each Predecessor Fund has been included in each Fund’s Prospectus and Statement of Additional Information and presented as if each Reorganization has been consummated. However, as of the date of the Funds’ Prospectuses and Statements of Additional Information, the Reorganizations have not yet been approved by the Boards and have not occurred.

This supplement will be effective, as to each Fund, until consummation of that Fund’s Reorganization. Each Reorganization, if approved by the Boards, is currently expected to occur in the first half of 2022. After the consummation of a Fund’s Reorganization, the Fund’s shares will be offered to the public and traded on an exchange.

SUP-ETFREORG-1221

In connection with the proposed Reorganizations discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Predecessor Funds unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganizations. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Inflation Managed Bond ETF

JPMorgan International Research Enhanced Equity ETF

JPMorgan Market Expansion Enhanced Equity ETF

JPMorgan Realty Income ETF

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated December 6, 2021

to the Statements of Additional Information dated December 6, 2021

The purpose of this supplement is to announce the intention of the J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) to achieve a unified board with common membership across the Trust and the following other open-end registered investment companies, which are also advised by J.P. Morgan Investment Management Inc.:

JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds, and JPMorgan Institutional Trust (collectively, the “J.P. Morgan Mutual Funds,” the respective boards of which, the “J.P. Morgan Mutual Fund Boards”).

The Board of Trustees of the Trust has nominated and proposed for election the following sixteen individuals and plans to hold a special shareholder meeting to propose that its shareholders elect them to serve as the Trust’s new Board of Trustees (the “Election”):

John F. Finn, Stephen P. Fisher, Gary L. French, Kathleen M. Gallagher, Robert J. Grassi, Frankie D. Hughes, Raymond Kanner, Thomas P. Lemke, Lawrence R. Maffia, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., Marian U. Pardo, Emily A. Youssouf, Robert F. Deutsch, and Nina O. Shenker (the “Nominees”).

In conjunction with the Election, the J.P. Morgan Mutual Fund Boards are proposing that the J.P. Morgan Mutual Funds’ shareholders elect the same sixteen nominees to their boards, which, if successful, will result in a unified board structure across all of the aforementioned open-end registered investment companies.

Information regarding the proposed Election of a unified board, including the participants in the solicitation of proxies and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the proxy materials filed with the Securities and Exchange Commission (“SEC”). Shareholders should read the proxy statement because it contains important information. The proxy statement has been mailed to shareholders of record, and shareholders are also be able to access the proxy statement, and any other relevant documents, on the SEC’s website at www.sec.gov. The proxy statement also is available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 1-800-690-6903.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-SHELLETF-1221